Exhibit 32.2

OFFICER’S CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CROWN FINANCIAL GROUP, INC. (the “Company”) for the quarter ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert S. Thornton, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert S. Thornton
Name:	Robert S. Thornton
Title:	Senior Vice President, Chief Financial Officer & Treasurer

Date: September 14, 2004